Exhibit 99.2
0 ICR CONFERENCE JANUARY 2026 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements refer to the Boot Barn Holdings, Inc.’s (the “Company,” “Boot Barn,” “BOOT,” “we,” “us,” and “our,”) current expectations and projections relating to, by way of example and without limitation, the Company’s financial condition, liquidity, profitability, results of operations, margins, plans, objectives, strategies, future performance, business, and industry. You can identify forward-looking statements by the fact that they generally do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan“, “intend”, “believe”, “may”, “might”, “will”, “could”, “should”, “can have”, “likely”, “outlook”, and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control), and assumptions. These risks, uncertainties, and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions, or changes in consumer preferences; the impact that import tariffs and other trade restrictions imposed by the U.S., China, or other countries have had, and may continue to have, on our product costs and changes to U.S. or other countries’ trade policies and tariff and import/export regulations; the Company’s ability to effectively execute on its growth strategy; and the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms, or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation, changes to U.S. or other countries’ trade policies and tariff and import/export regulations, and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see the sections captioned “Risk factors” in our periodic reports filed with the Securities and Exchange Commission. Q3 Fiscal 2026 Preliminary Results The foregoing Q3 FY26, Q3 YTD FY26, and Q3 FY26 TTM (trailing twelve months) results are preliminary and remain subject to the completion of normal quarter end accounting procedures and closing adjustments. The Company currently plans to report third quarter results on February 4, 2026.

2 Q3 Fiscal 2026 Financial Results 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 2 Included in third quarter Fiscal 2025 income from operations is a net benefit of $6.7 million related to the Chief Executive Officer (“CEO”) transition. This benefit primarily relates to the forfeiture of unvested long-term equity incentive compensation and reversal of Fiscal 2025 cash incentive bonus expense for the Company’s former CEO. These expenses were not deductible for income taxes. 3 Included in third quarter Fiscal 2025 net income per diluted share is an estimated $0.22 benefit related to the CEO transition. $608 $700 $706 LY High-End Guidance Preliminary Actual Q3 Total Sales ($M) Q3 Earnings Per Share $2.43 $2.59 $2.79 LY High-End Guidance Preliminary Actual $99.5 $107.0 $114.8 LY High-End Guidance Preliminary Actual Q3 Income from Operations ($M) 16% Growth vs. LY 15% Growth vs. LY 15% Growth vs. LY 16.4% of sales 15.3% of sales 16.3% of sales +8.6% SSS% +4.5% SSS% +5.7% SSS% 1 2 3 1 1 2 3

3 Q3 Fiscal 2026 Financial Results $302 $486 $515 $520 $608 $706 FY21 FY22 FY23 FY24 FY25 FY26 Q3 Total Sales ($M) 4.6% 54.2% -3.6% -9.7% 8.6% 5.7% FY21 FY22 FY23 FY24 FY25 FY26 Q3 Consolidated SSS% +150bps +270bps (190)bps +300bps +130bps +110bps FY21 FY22 FY23 FY24 FY25 FY26 Q3 Merchandise Margin % $1.00 $2.27 $1.74 $1.81 $2.43 $2.79 FY21 FY22 FY23 FY24 FY25 FY26 Q3 GAAP Earnings Per Share 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 2The estimated 110 basis points of merchandise margin expansion was primarily driven by buying economies of scale, supply chain efficiencies, and growth in exclusive brand penetration. 3 Included in third quarter Fiscal 2025 net income per diluted share is an estimated $0.22 benefit related to the CEO transition. 1 1 1 2 1 (180)bps freight +250bps freight 3 +770bps over the last six years 16% Growth vs. LY 15% Growth vs. LY3 +14% FY26 Two Year Stack

4 $233 $346 $403 $569 $630 $678 $777 $846 $893 $1,488 $1,658 $1,667 $1,911 $2,169 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Q3 FY26 TTM Total Sales ($M) Total Sales Growth 38% 48% 16% 41% 11% 8% 15% 9% 6% 67% 11% Over a Decade of Strong Sales Growth 1 1 2 1Fiscal 2017 and Fiscal 2023 were 53-week years. 2All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 1% ~+19% CAGR SSS% Growth 11.9% 6.7% 7.3% (0.1)% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% (0.1)% (6.2)% 15% 5.5% 18% 7.2%

5 Strategic Initiatives Update 1 2 3 4 New Stores Same Store Sales Omni-Channel Merchandise Margin & Exclusive Brands

6 1 New Store Economics 1Represents the Company’s guidance to open a total of 15% new stores in Fiscal 2026, as provided on its second quarter earnings call held on October 29, 2025. 86 117 152 169 208 219 226 240 259 273 300 345 400 459 529 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 E Annual Store Count 1 Metrics FY26 Guidance Selling Square Feet ~12,000 Year 1 Net Sales ~$3.2M Net Capital Investment ~$0.9M Net Inventory Investment ~$0.8M Total Net Investment ~$1.7M Year 1 Cash on Cash Return ~53% Payback Period ~1.8 years 438 514 FY25 FY26 Q3 Store Count 76 stores opened in the trailing twelve months

7 1 Prior TAM Updated TAM Total Addressable Market (TAM) 1Prior estimated TAM calculated by an independent third party in April 2022. 2Updated estimated TAM calculated by an independent third party in August 2025. 3Represents the Company’s guidance to open a total of 15% new stores in Fiscal 2026, as provided on its second quarter earnings call held on October 29, 2025. ~$40 Billion ~$58 Billion 1 2 Store Count More than Double Current Store Count Fiscal 2026 Year End Estimate 529 stores in 49 States3 Future Store Openings 1,200 stores in the U.S. Annual new store growth rate of 12% to 15% Total Addressable Market & U.S. Store Count Potential

8 1 Investing in Stores

9 1 Investing in Stores

10 1 Investing in Stores

11 1 Investing in Stores

12 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.2% 5.5% 7.6% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Q3 FY26 YTD Annual Consolidated SSS% 1 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 2 Annual Same Store Sales Growth

13 2 Consolidated SSS% by Quarter 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 9.4% 8.4% 5.7% 7.6% Q1 Q2 Q3 Q4 Q3 YTD SSS% FY26 FY25 Two-Year Stack 1 FY25 FY24 1.4% 4.9% 8.6% 6.0% 5.5% Q1 Q2 Q3 Q4 Full Year -2.9% -4.8% -9.7% -5.9% -6.2% Q1 Q2 Q3 Q4 Full Year -1.5% 0.1% -1.1% 0.1% -0.7% Q1 Q2 Q3 Q4 Full Year 1 FY26 Two-Year Stack % 10.8% 13.3% 14.3%

14 2 Store SSS% by Month 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 2Thanksgiving and Black Friday shifted from Fiscal November FY24 into Fiscal December FY25. 9.8% 11.0% 8.0% 11.2% 7.9% 5.1% 7.1% 4.0% 1.9% Apr May Jun July Aug Sep Oct Nov Dec Jan Feb Mar FY26 (Black Friday in Fiscal December) -6.5% -0.7% 3.3% 0.2% 1.6% 0.2% -4.2% -13.9% 7.5% -0.2% -7.2% 5.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Two-Year Stack 1 -1.5% 1.9% 1.8% -0.9% 5.3% 7.5% 4.6% -2.4% 16.0% 7.0% 0.9% 8.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 (Black Friday in Fiscal December) FY24 (Black Friday in Fiscal November) -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.8% -11.5% -8.5% -7.2% -8.1% -2.8% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1 1 2 2 2 2 2 2

15 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI-enabled) • WHIP (endless aisle) • Cassidy (in-store consumer AI solution) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Maximize clearance margin

16 3 Ecommerce SSS% by Month -0.4% 15.8% 12.3% 12.5% 16.1% 14.3% 24.0% 23.6% 17.1% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY26 (Black Friday in Fiscal December) -14.1% -3.0% 5.2% -6.9% -0.9% 1.6% -3.1% -12.9% 5.1% 5.8% 3.1% -0.9% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Two-Year Stack 1 5.0% 6.0% 8.7% 5.0% 12.1% 12.2% 13.7% 2.2% 13.5% 17.1% 9.0% 5.1% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 (Black Friday in Fiscal December) FY24 (Black Friday in Fiscal November) -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.8% -15.1% -8.4% -11.3% -5.9% -6.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025. 2Thanksgiving and Black Friday shifted from Fiscal November FY24 into Fiscal December FY25. 1 1 2 2 2 2 2 2

④ Margin Expansion & Exclusive Brands Growth

Exclusive Brands


CODY JAMES


SHYANNE


IDYLLWIND
FUELED BY MIRANDA LAMBERT


HAWX


MOONSHINE SPIRIT
BY BRAD PAISLEY


RANK 45

Exclusive Brands (EB) Penetration Growth

Margin enhancement ~1,000bps vs. 3rd party brands


~2,490bps penetration
(~250bps of margin accretion)
16.2%
41.1%
FY19
Q3 FY26 YTD [1]

Merchandise Margin Growth

Estimated 790bps of Total Merchandise Margin Expansion


+90bps
+90bps
+270bps
(70)bps
+160bps
+130bps
+120bps
FY20
FY21
FY22
FY23
FY24
FY25
Q3 FY26 YTD [1]

Exclusive Brands (EB) is Only 1/3 of Margin Appreciation


EB Expansion
250bps
Other Margin Drivers
540bps

Margin Drivers
- Full-price selling
- Buying economies of scale
- Supply chain efficiencies
- Volume discounts
- Exclusive brands sales penetration

[1] All Q3 Fiscal 2026 financial results are preliminary and contain the Company's best estimate for the quarter ended December 27, 2025.

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18 3% 5% 7% 10% 11% 11% 14% 16% 22% 24% 28% 34% 38% 39% 41% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Q3 FY26 YTD Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands 4 1 Exclusive Brands Penetration Growth 39.1% 41.5% Q3 FY25 Q3 FY26 Q3 Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands +240bps vs. LY 1 1All Q3 Fiscal 2026 financial results are preliminary and contain the Company’s best estimate for the quarter ended December 27, 2025.

19 investor.bootbarn.com